===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



         Date of Report (Date of earliest event reported): July 26, 1996



                          GENESIS HEALTH VENTURES, INC.
- -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Pennsylvania                                 1-11666                                 06-1132947
- ------------------------------------        ---------------------------------         ---------------------------------
  (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
   incorporation or organization)                                                          Identification Number)



                              148 West State Street
                       Kennett Square, Pennsylvania 19348
- -------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (610) 444-6350
                                                          -----------------



===============================================================================

Item 2.           Acquisition or Disposition of Assets.

                  On July 26, 1996, Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), pursuant to the terms of a certain Purchase Agreement, dated May 3, 1996, as modified by a certain Purchase Agreement Addendum, dated July 24, 1996, acquired the outstanding stock of National Health Care Affiliates, Inc., Oak Hill Health Center, Inc., Derby Nursing Center Corporation, EIDOS, Inc. and VersaLink, Inc. (collectively, "National Health"), for a total consideration of approximately $68,700,000, including assumed debt, subject to adjustment. Prior to the acquisition by Genesis of the stock of National Health, an affiliate of a financial institution purchased nine eldercare centers owned by National Health for $67.7 million and subsequently leased the centers to a subsidiary of Genesis under the terms of operating lease agreements. The cash portion of the purchase price (approximately $51.8 million) was funded with available cash and the repayment of assumed indebtedness (approximately $7.9 million) was financed by borrowings under the Company's bank credit facilities.

                  As a result of the foregoing transactions, Genesis now owns or leases and operates an additional 16 long-term care centers with 2,202 licensed nursing and assisted living beds in Florida (10 centers), Virginia (5 centers) and Connecticut (1 center) and manages four eldercare centers in Colorado with 283 beds pursuant to an agreement which expires in October 1997. In addition, Genesis acquired businesses which provide enteral nutrition and rehabilitation therapy services to the eldercare centers operated by National Health.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired.

                  The following Financial Statements are incorporated by reference to the Form 8-K/A (Number 1) of Genesis for May 3, 1996:

                        National Health Care Affiliates, Inc. and Related Entities -- Audited Combined Financial Statements for the Year-Ended December 31, 1995

                        Report of Independent Auditors

                        Combined Balance Sheet

                        Combined Statement of Earnings

                        Combined Statement of Owners' Equity

                        Combined Statement of Cash Flows

                        Notes to Combined Financial Statements

                        National Health Care Affiliates, Inc. and Related Entities -- Unaudited Combined Financial Statements for the Quarter ended March 31, 1996

                        Combined Balance Sheet

                        Combined Statement of Earnings

                        Combined Statement of Cash Flows



         (b)      Pro Forma Financial Information

                  It is impracticable to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after this report is required to be filed.

         (c)      Exhibits.

         Number     Title
         ------     -----
         1.         Purchase Agreement, dated May 3, 1996, by and among Mark E.
                    Hamister, Oliver C. Hamister, George E. Hamister, Julia L.
                    Hamister, The George E. Hamister Trust, The Oliver C.
                    Hamister Trust, National Health Care Affiliates, Inc., Oak
                    Hill Health Care Center, Inc., Derby Nursing Center
                    Corporation, Delaware Avenue Partnership, EIDOS, Inc.,
                    VersaLink Inc., certain other individuals and Genesis Health
                    Ventures, Inc. (Incorporated by reference to Exhibit No. 1 filed with the Form 8-K of Genesis for May 3, 1996)

         2. Purchase Agreement Addendum, dated July 24, 1996, by and among Mark E. Hamister, Oliver C. Hamister, George E. Hamister, Julia L. Hamister, The George E. Hamister Trust, The Oliver C. Hamister Trust, National Health Care Affiliates, Inc., Oak Hill Health Care Center, Inc., Derby

                    Nursing Center Corporation, Delaware Avenue Partners, EIDOS, Inc., VersaLink Inc., certain other individuals and Genesis Health Ventures, Inc.

         3.         Press Release, dated July 26,  1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GENESIS HEALTH VENTURES, INC.



                                 By: /S/ George V. Hager, Jr.
                                     ------------------------------------------
                                    George V. Hager, Jr., Senior Vice President
                                    and Chief Financial Officer


Date: August 12, 1996